Exhibit 99.1

Co-Diagnostics Reports Second Quarter 2026 Financial Results

Advancing Commercialization Through FDA Submission, Global Clinical Progress and Manufacturing Expansion

Strengthening Integrated Co-Dx PCR Platform Through Scientific Innovation, Cloud Connectivity and AI-Enabled Capabilities

SALT LAKE CITY, August 13, 2026 – Co-Diagnostics, Inc. (Nasdaq: CODX) (“Co-Dx,” or “the Company”), a molecular diagnostics company with a unique, patented platform for the development of molecular diagnostic tests, today announced its financial results for the second quarter ended June 30, 2026.

Second Quarter 2026 Business Highlights:

●	Advanced CoMira Diagnostics’ manufacturing strategy in the Kingdom of Saudi Arabia through Saudi approval for a manufacturing facility industrial site and execution of a lease agreement in Sudair Industrial City, supporting planned localized production and future commercialization across the Middle East and North Africa (MENA)
●	Expanded commercial outreach through participation in a European trade mission with the Utah Governor’s Office and World Trade Center Utah, while showcasing the Co-Dx PCR platform and CE-IVD solutions at ESCMID Global 2026 to engage prospective customers, distributors, and strategic partners
●	Presented the Co-Dx PCR tuberculosis (TB) platform at the Stop TB Partnership Summit in Washington, D.C., engaging with global health organizations, government agencies, and other stakeholders focused on expanding access to TB diagnostics
●	Initiated development of a Bundibugyo virus PCR assay and advanced the Company’s Ebola strategy through CoSara, including development of a pan-Ebola assay
●	Strengthened the balance sheet through a $3.0 million private placement priced at-the-market under Nasdaq rules, supporting continued execution of the Company’s strategic initiatives
●	Advanced Latin American commercialization efforts through a distribution agreement covering Mexico, supporting future commercialization of the Co-Dx PCR platform in the region
●	Hosted representatives from CoMira Diagnostics in Utah for the unveiling of the Company’s future automated manufacturing line, supporting scalable production capabilities and localization efforts in Saudi Arabia
●	Expanded the Vector Smart® customer footprint to 21 U.S. states, with four new mosquito abatement district laboratory installations completed during the quarter, reflecting growing adoption of the Company’s decentralized vector surveillance platform

“Our second quarter marked a period of meaningful operational progress for Co-Diagnostics, as years of investment across our platform are illustrated by these tangible milestones,” said Dwight Egan, Chief Executive Officer of Co-Diagnostics. “This progress was reflected across our regulatory, clinical and commercial priorities, including expanding our tuberculosis program in India and strengthening our international manufacturing and commercialization capabilities. More recently, we built on that momentum by submitting our FDA 510(k) application for the Co-Dx™ PCR Flu A/B & RSV upper respiratory multiplex test on the Co-Dx PCR Pro® instrument. Together, these milestones reinforce that we are executing against our strategic priorities and advancing the platform toward commercialization.”

Mr. Egan continued, “What differentiates Co-Diagnostics is that we have never viewed our opportunity as simply developing another diagnostic test. We have built an integrated molecular diagnostics platform that combines instrumentation, assays, cloud connectivity and artificial intelligence, along with manufacturing, and global commercial infrastructure into a scalable ecosystem. As we continue to advance regulatory milestones and expand deployment across international markets, we believe this strategy has the potential to create long-term value for our shareholders.”

Second Quarter 2026 Financial Results:

●	Revenue of $0.17 million, compared to $0.16 million in the second quarter of 2025, primarily driven by higher product revenue
●	Operating expenses of $6.3 million, compared to $8.2 million in the second quarter of 2025, primarily due to lower general and administrative and research and development expenses, including reduced legal, personnel and stock-based compensation expenses
●	Operating loss of $6.2 million, compared to $8.1 million in the second quarter of 2025
●	Net loss of $6.3 million, or $1.46 per basic and diluted share, compared to a net loss of $7.7 million, or $7.00 per basic and diluted share, in the second quarter of 2025
●	Adjusted EBITDA loss of $5.8 million, compared to a loss of $7.2 million in the second quarter of 2025
●	Cash and cash equivalents totaled $3.6 million as of June 30, 2026

Recent Developments:

●	Completed the clinical and analytical performance studies supporting the Company’s FDA 510(k) submission for the Co-Dx PCR Flu A/B & RSV test on the Co-Dx PCR Pro instrument, including a clinical study enrolling more than 1,400 patients across nine U.S. clinical sites and an analytical program spanning 27 studies and more than 10,000 PCR test runs
●	Submitted a 510(k) premarket notification, together with a concurrent CLIA Waiver by Application, to the U.S. Food and Drug Administration for the Co-Dx PCR Flu A/B & RSV test on the Co-Dx PCR Pro instrument, marking a significant regulatory milestone toward commercialization of the Company’s point-of-care molecular diagnostics platform
●	Appointed Wes Lindsey, Ph.D., MBA, as Chief Scientific Officer to lead the Company’s scientific and regulatory strategy, including FDA submissions and continued expansion of the Co-Dx product pipeline
●	Initiated clinical performance studies in India for the CoSara PCR MTB test through CoSara Diagnostics, advancing the Company’s tuberculosis commercialization strategy in one of the world’s largest TB markets
●	The Company’s joint venture, CoSara Diagnostics provided Bundibugyo virus test kits for analytical studies in India and continued development of a pan-Ebola assay strategy, while the Company successfully completed a proof-of-concept study evaluating extraction-free plasma-based testing capabilities on the Co-Dx PCR platform

Conference Call and Webcast:

Co-Diagnostics will host a conference call and webcast at 4:30 p.m. EDT today to discuss its financial results with analysts and institutional investors. The conference call and webcast will be available via:

Webcast: ir.co-dx.com on the Events & Webcasts page, or accessible directly here

Conference Call: 1-888-880-3330 (Toll Free) or 1-646-357-8766 (Toll)

The call will be recorded and later made available on the Company’s website.

*The Co-Dx PCR platform (including the PCR Home®, PCR Pro®, mobile app, and all associated tests) has not been cleared or authorized by the FDA, is subject to review by the FDA and/or other regulatory bodies and is not yet available for sale.

About Co-Diagnostics, Inc.

Co-Diagnostics, Inc., a Utah corporation, is a molecular diagnostics company that develops, manufactures and markets state-of-the-art diagnostics technologies. The Company’s technologies are utilized for tests that are designed using the detection and/or analysis of nucleic acid molecules (DNA or RNA). The Company also uses its proprietary technology to design specific tests for its Co-Dx PCR at-home and point-of-care platform (subject to regulatory review and not currently for sale) and to identify genetic markers for use in applications other than infectious disease.

Non-GAAP Financial Measures:

This press release contains adjusted EBITDA, which is a non-GAAP measure defined as net income (loss) adjusted for depreciation, amortization, income tax (benefit) expense, net interest (income) expense, stock-based compensation, change in fair value of contingent consideration, and realized gain (loss) on investments. The Company believes that adjusted EBITDA provides useful information to management and investors relating to its results of operations. The Company’s management uses this non-GAAP measure to compare the Company’s performance to that of prior periods for trend analyses, and for budgeting and planning purposes. The Company believes that the use of adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making.

Management does not consider the non-GAAP measure in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of the non-GAAP financial measure is that it excludes significant expenses that are required by GAAP to be recorded in the Company’s financial statements. In order to compensate for these limitations, management presents the non-GAAP financial measure together with GAAP results. Non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. A reconciliation table of the net income, the most comparable GAAP financial measure to adjusted EBITDA, is included at the end of this release. The Company urges investors to review the reconciliation and not to rely on any single financial measure to evaluate the company’s business.

Forward-Looking Statements:

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Forward-looking statements can be identified by words such as “believes,” “expects,” “estimates,” “intends,” “may,” “plans,” “will” and similar expressions, or the negative of these words. Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made and predictions as to future facts and conditions. Forward-looking statements in this release include, but are not limited to, statements regarding: (i) the continued development, clinical evaluation, regulatory submission, clearance, authorization, and commercialization of the Co-Dx PCR platform and related tests; (ii) anticipated timing and progress of clinical studies and regulatory submissions; (iii) the Company’s ability to develop, scale, and commercialize its manufacturing capabilities, including through CoSara and CoMira and other third parties; (iv) anticipated market opportunities and international expansion initiatives; (v) the expected capabilities, differentiation, and adoption of the Company’s platform technologies; and (vi) the Company’s strategic, operational, and growth initiatives generally. Forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances. These risks and uncertainties include, among others, risks relating to the timing and outcome of FDA and other regulatory review processes; the possibility that clinical or analytical data may not support regulatory clearance, authorization or commercialization; the Company’s ability to successfully complete product development, manufacturing scale-up and commercialization activities; market acceptance and adoption of the Company’s products and technologies; the Company’s dependence on joint ventures, distributors, manufacturers and other third parties; risks associated with conducting business and obtaining regulatory approvals in international markets; the Company’s ability to obtain additional capital when needed and maintain sufficient liquidity to execute its business plans; and competitive and technological developments. Actual results may differ materially from those contemplated or anticipated by such forward-looking statements. Readers of this press release are cautioned not to place undue reliance on any forward-looking statements. There can be no assurance that any regulatory submission, authorization, commercialization milestone, manufacturing initiative, strategic collaboration, or market opportunity will occur on the timelines anticipated by the Company, or at all, due to certain risks and uncertainties, a discussion of which can be found in our Risk Factors disclosure in our Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) on March 31, 2026, and in our other filings with the SEC. Forward-looking statements speak only as of the date of this press release, and the Company undertakes no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by applicable law.

Company Contact:

Andrew Benson

Head of Investor Relations

+1 801.438.1036

investors@codiagnostics.com

Investor Contact:

Valter Pinto, Managing Director

KCSA Strategic Communications

+1 212.896.1254

CODX@KCSA.com

Media Contact:

Jennifer Webb

ColtrinMethod PR

jcoltrin@coltrinmethodpr.com

CO-DIAGNOSTICS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	June 30, 2026	December 31, 2025
Assets
Current assets
Cash and cash equivalents	$3,649,632	$11,884,607
Accounts receivable, net	52,059	190,375
Inventory, net	841,669	992,397
Income taxes receivable	425	44,559
Prepaid expenses and other current assets	648,673	581,527
Total current assets	5,192,458	13,693,465
Property and equipment, net	1,975,111	2,272,098
Operating lease right-of-use asset	1,769,011	1,207,453
Intangible assets, net	7,219,000	7,219,000
Investment in joint ventures	435,051	350,569
Total assets	$16,590,631	$24,742,585
Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$1,078,380	$1,878,225
Accrued expenses	899,183	865,301
Operating lease liability, current	784,261	662,258
Contingent consideration liabilities, current	72,927	119,036
Deferred revenue	28,644	14,800
Total current liabilities	2,863,395	3,539,620
Long-term liabilities
Operating lease liability	1,014,887	574,301
Total long-term liabilities	1,014,887	574,301
Total liabilities	3,878,282	4,113,921
Commitments and contingencies (Note 11)
Stockholders’ equity
Convertible preferred stock, $0.001 par value; 5,000,000 shares authorized; 0 shares issued and outstanding as of June 30, 2026 and December 31, 2025, respectively	-	-
Common stock, $0.001 par value; 100,000,000 shares authorized; 5,040,580 shares issued and 4,878,957 shares outstanding as of June 30, 2026 and 2,256,654 shares issued and 2,095,031 shares outstanding as of December 31, 2025	70,484	67,700
Treasury stock, at cost; 161,623 shares held as of June 30, 2026 and December 31, 2025, respectively	(15,575,795)	(15,575,795)
Additional paid-in capital	124,015,023	116,510,298
Accumulated deficit	(95,797,363)	(80,373,539)
Total stockholders’ equity	12,712,349	20,628,664
Total liabilities and stockholders’ equity	$16,590,631	$24,742,585

CO-DIAGNOSTICS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(Unaudited)

	Three Months Ended June 30,
	2026	2025
Product revenue	$166,131	$162,910
Total revenue	166,131	162,910
Cost of revenue	45,303	32,106
Gross profit	120,828	130,804
Operating expenses
Sales and marketing	466,681	609,713
General and administrative	1,500,803	2,599,982
Research and development	4,152,287	4,687,459
Depreciation and amortization	201,840	291,414
Total operating expenses	6,321,611	8,188,568
Loss from operations	(6,200,783)	(8,057,764)
Other income (expense), net
Interest income, net	17,493	12,158
Realized gain on investments	-	340,358
Loss on disposition of assets	-	(9,004)
Gain (loss) on remeasurement of acquisition contingencies	(29,171)	10,222
Loss on equity method investment in joint ventures	(52,157)	(13,760)
Total other income (expense), net	(63,835)	339,974
Loss before income taxes	(6,264,618)	(7,717,790)
Income tax provision	19,168	12,327
Net loss	$(6,283,786)	$(7,730,117)
Other comprehensive loss
Change in net unrealized gains on marketable securities, net of tax	-	(196,585)
Total other comprehensive loss	$-	$(196,585)
Comprehensive loss	$(6,283,786)	$(7,926,702)

Loss per common share:
Basic and Diluted	$(1.46)	$(7.00)
Weighted average shares outstanding:
Basic and Diluted	4,309,997	1,103,614

CO-DIAGNOSTICS, INC. AND SUBSIDIARIES

GAAP AND NON-GAAP MEASURES

(Unaudited)

Reconciliation of net loss to adjusted EBITDA:

	Three Months Ended June 30,
	2026	2025
Net loss	$(6,283,786)	$(7,730,117)
Interest income, net	(17,493)	(12,158)
Realized gain on investments	-	(340,358)
Depreciation and amortization	201,840	291,414
Loss on disposition of assets	-	9,004
Change in fair value of contingent consideration	29,171	(10,222)
Stock-based compensation expense	213,752	580,265
Income tax provision	19,168	12,327
Adjusted EBITDA	$(5,837,348)	$(7,199,845)